UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 15, 2020

Commission file number: 001-37410

ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	47-2569713
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

Suite 720, 999 West Broadway
Vancouver, BC V5Z 1K5
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (778) 331-0962 N/A (Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EPIX	Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On December 15, 2020, ESSA Pharma Inc. (“we” or the “Company”) issued a press release announcing our financial results for the fiscal fourth quarter and year ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.02 is incorporated herein by reference.

We transitioned from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States (“U.S. GAAP”). We are filing this Current Report on Form 8-K to amend our condensed consolidated interim financial statements for (i) the three months ended December 31, 2019, (i) the three and six months ended March 31, 2020 and (iii) the three and nine months ended June 30, 2020 (collectively, the “2020 Interim Financial Statements”) to reflect the Company’s transition to U.S. GAAP. The original 20120 Interim Financial Statements were filed on Forms 6-K on February 14, 2020, May 7, 2020 and August 7, 2020, respectively, under IFRS.

Except for changes related to the Company’s adoption of U.S. GAAP, this Form 8-K does not reflect events occurring after the filing of each original 2020 Interim Financial Statement. These amended condensed consolidated interim financial statements supersede the Company’s original 2020 Interim Financial Statements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 15, 2020
99.2	Condensed Consolidated Interim Financial Statements for the three months ended December 31, 2019
99.3	Condensed Consolidated Interim Financial Statements for the three and six months ended March 31, 2020
99.4	Condensed Consolidated Interim Financial Statements for the three and nine months ended June 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2020	ESSA Pharma Inc.

	By:	/s/ David Wood
David Wood
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 15, 2020
99.2	Condensed Consolidated Interim Financial Statements for the three months ended December 31, 2019
99.3	Condensed Consolidated Interim Financial Statements for the three and six months ended March 31, 2020
99.4	Condensed Consolidated Interim Financial Statements for the three and nine months ended June 30, 2020